Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

11. INCOME TAXES

The Company is subject to income tax in the United States as well as other tax jurisdictions in which it conducts business. Earnings from non-U.S. activities are subject to local country income tax. The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiaries as such earnings are reinvested indefinitely.

The Company’s tax provision for interim periods is determined using an estimate of its annual effective tax rate, adjusted for discrete items arising in that quarter. In each quarter, the Company updates its estimate of the annual effective tax rate, and if the estimated annual tax rate changes, the Company makes a cumulative adjustment in that quarter. The Company’s quarterly tax provision, and its quarterly estimate of its annual effective tax rate, are subject to significant volatility due to several factors, including the Company’s ability to accurately predict its pre-tax income and loss in multiple jurisdictions, as well as the portions of stock-based compensation that will either not generate tax benefits or the tax benefit is unpredictable and reflected when realized by employees.

For the three months ended June 30, 2016 and 2015, the Company recorded a provision for income taxes of $2.2 million and $2.7 million, respectively, resulting in an effective tax rate of 11.2% and 36.6%, respectively. For the six months ended June 30, 2016 and 2015, the Company recorded a provision for income taxes of $3.8 million and $4.8 million, respectively, resulting in an effective tax rate of 10.6% and 34.6%, respectively. During the current year periods, the effective tax rate is lower than the statutory federal tax rate due to the favorable effect of foreign statutory tax rates applicable to income earned outside the United States under our new corporate structure.

The Company has been selected for examination by the Internal Revenue Service (“IRS”) for its 2013 tax year. It is difficult to estimate when the examination will be settled or the final outcome. However, the Company anticipates the examination will be settled before the end of 2016 and does not anticipate a significant impact to its gross unrecognized tax benefits related to the audit.

As of June 30, 2016, the Company had gross tax-effected unrecognized tax benefits of $1.5 million, of which $1.0 million, if recognized, would favorably impact the effective tax rate. The Company’s existing tax positions will continue to generate an increase in unrecognized tax benefits in subsequent periods. The Company’s policy is to record interest and penalties related to unrecognized tax benefits as income tax expense. During the three and six months ended June 30, 2016 and 2015, the amounts recorded related to the accrual of interest and penalties were immaterial in each period.

14. Income Taxes

The components of income before (benefit) provision for income taxes are as follows (in thousands):

	Year Ended
	2015	2014
United States	$38,719	$16,517
Foreign	1,086	(64)

Total	$39,805	$16,453

The components of the (benefit) provision for income taxes are as follows (in thousands):

	Year Ended December 31,
	2015	2014
Current income tax provision
Federal	$10,074	$2,797
State	265	129
Foreign	135	—

Total current income tax provision	10,474	2,926
Deferred income tax (benefit) provision
Federal	(5,861)	—
State	(5,328)	—
Foreign	—	7

Total deferred income tax (benefit) provision	(11,189)	7

Total income tax (benefit) provision	$(715)	$2,933

A reconciliation of the provision for income taxes computed at the statutory federal income tax rate to the provision for income taxes as reflected in the financial statements is as follows:

	Year Ended December 31,
	2015	2014
Provision for income taxes at statutory rate	35.0%	35.0%
(Decreases) increases resulting from:
Federal tax credits	(9.5%)	(3.3%)
Change in valuation allowance	(24.9%)	(14.9%)
State tax expense, net of federal benefit	(5.3%)	0.9%
Meals and entertainment	0.2%	0.1%
Stock-based compensation expense	0.6%	3.5%
Change in fair value of preferred stock warrants	1.9%	1.0%
Non-deductible interest	0.1%	0.1%
Domestic production activity deduction	(2.2%)	(2.3%)
Change in uncertain tax positions	2.4%	—%
Other	(0.1%)	(2.3%)

Effective income tax rate	(1.8%)	17.8%

Significant components of the Company’s net deferred tax assets at December 31, 2015 and 2014, were as follows (in thousands):

	Year Ended December 31,
	2015	2014
Deferred tax assets:
Accrued expenses	$2,433	$1,548
Operating loss carryforwards	4,955	6,865
Credit carryforwards	5,032	2,112
Other	605	182

Total deferred tax assets	$13,025	$10,707
Deferred tax liabilities:
Depreciation	(990)	(245)
Compensation	(97)	(1)
Other	(195)	—

Total deferred tax liabilities	(1,282)	(246)

Valuation allowance	(554)	(10,461)

Net deferred tax assets	$11,189	$—

The table below summarizes changes in the deferred tax asset valuation allowance (in thousands):

Year Ended December 31,	Beginning Balance	Additions	Reductions	Ending Balance
2015	$10,461	—	(9,907)	$554
2014	$12,946	—	(2,485)	$10,461

The Company recorded a valuation allowance against all of its deferred tax assets as of December 31, 2014. The valuation allowance decreased in 2014 by $2.5 million due to the corresponding reduction of the deferred tax assets by the same amount. The reduction of deferred tax assets was primarily due to the utilization of net operating loss and tax credit carryforwards.

The Company accounts for deferred taxes under ASC Topic 740, Income Taxes (“ASC 740”) which involves weighing positive and negative evidence concerning the realizability of the Company’s deferred tax assets in each jurisdiction. The Company evaluated its ability to realize the benefit of its net deferred tax assets and weighed all available positive and negative evidence both objective and subjective in nature. In determining the need for a valuation allowance, the weight given to positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Consideration was given to negative evidence such as the duration and severity of losses in prior years, as well as the expiration and limitation of tax attributes in various jurisdictions. Positive evidence included three-year cumulative profitability of $55.1 million at December 31, 2015. Additionally, after implementing a corporate restructuring of our international business during the quarter ended December 31, 2015 and determining that sufficient forecasted taxable income of appropriate character is expected to continue in future years, the Company believes the weight of the objectively verifiable positive evidence coupled with the subjective positive evidence from forecasted operating plans is sufficient to overcome the weight of any negative evidence. During the quarter ended December 31, 2015, the Company concluded it is more likely than not that it will realize the benefit of $11.2 million of the Company’s net deferred tax assets.

Accordingly, based on its assessment of the realizability of its deferred tax assets, the Company released substantially all of the valuation allowance maintained against its net U.S. deferred tax assets which resulted in a tax benefit of $9.9 million. As of December 31, 2015, the Company continues to maintain a partial valuation allowance of $554,000 against its U.S. deferred tax assets, which include federal net operating losses and credits limited under IRC Section 382 as well as state credits accumulated in jurisdictions in which management does not anticipate sufficient taxable income to utilize the credits. Management will continue to assess the applicability of a valuation allowance at each reporting period.

The benefit for income taxes shown on the consolidated statements of operations differs from amounts that would result from applying the statutory tax rates to income before taxes primarily because of state income taxes and certain permanent expenses that were not deductible, federal and state research and development credits, as well as the release of a valuation allowance against foreign, U.S. federal and state deferred tax assets.

As of December 31, 2015, the Company had $12.2 million and $12.8 million of federal and state net operating loss carryforwards, respectively, that expire at various dates through 2033. As of December 31, 2015, the Company had $2.5 million and $4.5 million of federal and state research and development credit carryforwards, respectively, that expire at various dates through 2033.

Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Utilization of the net operating loss carryforwards is subject to an annual limitation due to the ownership percentage change limitations provided by Section 382 of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations will result in the expiration of $754,000 of the federal net operating loss carryforwards before utilization. The Company performed an Internal Revenue Code Section 382 study and determined that utilization of its annual net operating losses are limited to approximately $4.8 million per year through 2017, $2.3 million in 2018 and $1.4 million in years thereafter in connection with changes in control in 2009 and 2013. Through December 31, 2014, the Company accumulated the unused amount of Section 382 limitations in excess of the amount of net operating loss carryforwards that were originally subject to limitation. Therefore, these unused net operating loss carryforwards were available for utilization to offset taxable income generated in 2014.

The Company intends to indefinitely reinvest the earnings of the Company’s foreign subsidiaries notwithstanding that some of these earnings may be taxed before repatriation under the U.S. income tax rules as “deemed distributions.” Other than the earnings taxed on deemed distributions, the Company does not provide for U.S. income taxes on the earnings of its foreign subsidiaries as such earnings are to be reinvested indefinitely. If these earnings were distributed to the United States in the form of dividends or otherwise or if the shares of the relevant foreign subsidiaries were sold or otherwise transferred, the Company would be subject to additional U.S. income taxes, subject to adjustment for foreign tax credits, and foreign withholding taxes. As of December 31, 2015, there was $642,000 of cumulative foreign earnings for which U.S. income taxes have not been provided.

The Company recognizes, in its consolidated financial statements, the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The aggregate changes in gross unrecognized tax benefits during the year ended December 31, 2015 were as follows (in thousands):

Year Ended December 31, 2015
Balance at beginning of year	$—
Increases for the tax positions taken during current period	940

Balance at end of year	$940

The Company had no uncertain tax positions during the year ended December 31, 2014. Included in the balance of unrecognized tax benefits as of December 31, 2015 is $396,000 of tax benefits that, if recognized, would affect the effective tax rate. There are no amounts of interest or penalties recognized in the consolidated statement of operations or accrued on the consolidated balance sheet for any period presented. The Company does not expect any material changes in these uncertain tax benefits within the next 12 months.

The Company is subject to taxation in the United States and various state and foreign jurisdictions. In the normal course of business, the Company is potentially subject to examination by tax authorities throughout the United States and other foreign jurisdictions in which the Company operates. All tax years since inception remain open to examination by major taxing jurisdictions to which the Company is subject, as carryforward attributes generated in prior period tax years may still be adjusted upon examination by the Internal Revenue Service or state tax authorities if they have or will be used in a future period. The Company also files foreign tax returns in Denmark and plans on filing in Ireland when required. The Company is currently under examination by the Internal Revenue Service authorities for the year ending December 31, 2013. There are no state or foreign examinations in process.